Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2023
Property and Equipment, net
Schedule of property and equipment, net

	As of December 31,
	2022	2023
	US$	US$
Electronic equipment	11,869,445	4,075,582
Office equipment and furniture	288,278	180,470
Motor vehicles	229,065	143,405
Leasehold improvements	1,009,709	814,514
Total	13,396,497	5,213,971
Less: Accumulated depreciation	(12,483,864)	(5,123,470)
Property and equipment, net	912,633	90,501